Exhibit 10.34





                                    AMENDMENT
                                     to the
                        ADMINISTRATIVE SERVICES AGREEMENT


                  THIS AMENDMENT NO. 4 dated to the ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") dated as of March 1, 2000 (such agreement as amended is referred to herein as the "Agreement") between Leucadia Financial Corporation, a Utah corporation ("Leucadia"), HomeFed Corporation, a Delaware corporation ("HomeFed"), HomeFed Resources Corporation, a California corporation ("HomeFed Resources") and HomeFed Communities, Inc., a California corporation ("HomeFed Communities").

                  The following new paragraph shall restate in its entirety paragraph 3 of the Agreement:

                  "3. Compensation. As compensation for the services provided under this Agreement, commencing January 1, 2002, Leucadia shall be paid at an annual rate of $120,000, payable in monthly installments of $10,000 on the first day of each month, plus such additional amounts, if any, as may be agreed upon by HomeFed and Leucadia."

                  The following new paragraph shall restate in its entirety paragraph 4 of the Agreement:

                  "4. Term and Termination. The term of this Agreement shall continue until December 31, 2002, unless extended in writing by mutual agreement of the parties. HomeFed shall have the right to terminate this Agreement, without restriction or penalty, upon 30 days prior written notice to the other party. In all events, the provisions of Section 7. "Indemnification" shall survive the termination of this Agreement, whether as a result of the passage of time or the election of HomeFed or otherwise."

                  In all other respects, the Agreement shall remain unchanged.





                           [SIGNATURE PAGE TO FOLLOW]

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed this 28th day of May, 2002.



                                     LEUCADIA FINANCIAL CORPORATION
                                     Address:   529 East South Temple
                                                Salt Lake City, UT  84102

                                     By:    /s/ Joseph A. Orlando
                                            ---------------------
                                     Name:  Joseph A. Orlando
                                     Title: Vice President


                                     HOMEFED CORPORATION
                                     Address:   1903 Wright Place, Suite 220
                                                Carlsbad, CA  92008

                                     By:    /s/ Paul J. Borden
                                            ---------------
                                     Name:  Paul J. Borden
                                     Title: President


                                     HOMEFED RESOURCES CORPORATION
                                     Address:   1903 Wright Place, Suite 220
                                                Carlsbad, CA  92008

                                     By:    /s/ Paul J. Borden
                                            ------------------
                                     Name:  Paul J. Borden
                                     Title: President


                                     HOMEFED COMMUNITIES, INC.
                                     Address:   1903 Wright Place, Suite 220
                                                Carlsbad, CA  92008

                                     By:    /s/ Paul J. Borden
                                            ------------------
                                     Name:  Paul J. Borden
                                     Title: President